UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 3, 2010

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Arthur Cox Building Earlsfort Terrace Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: (353) (1) 618-0517

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original Form 8-K”) filed on July 6, 2010, by Seagate Technology plc, an Irish public limited company (the “Registrant”), in connection with establishing the Registrant as the successor issuer to Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands, pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended. This Amendment is being filed for the sole purpose of providing the correct Exhibit 3.1, Memorandum and Articles of Association of Seagate Technology plc (the “Seagate Technology plc Memorandum and Articles of Association”), an incorrect form of which was filed with the Original Form 8-K. All references to Exhibit 3.1 in the Original 8-K are intended to refer to the Seagate Technology plc Memorandum and Articles of Association as filed with this Amendment.

Except as set forth above, this Amendment does not update, modify or amend any disclosure set forth in the Original Form 8-K.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Seagate Technology plc

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Senior Vice President and General Counsel

Date: July 9, 2010

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